Exhibit 7

FORM OF EXECUTIVE AWARD AGREEMENT

THIS EXECUTIVE AWARD AGREEMENT (this “Agreement”) is made and entered into as of March 2, 2012, by and among Partners Healthcare Solutions Holdings, L.P., a Delaware limited partnership (the “Company”), GTCR Fund IX/A, L.P., a Delaware limited partnership (“Fund IX/A”), GTCR Fund IX/B, L.P. a Delaware limited partnership (“Fund IX/B”), GTCR Co-Invest III, L.P., a Delaware limited partnership (“Co-Invest,” and together with Fund IX/A and Fund IX/B, collectively, “GTCR”) (solely for the limited purpose set forth in Section 7 (“Dissolution; Several Liability”)) and [            ] (“Executive”). Capitalized terms used and not elsewhere defined herein have the meanings set forth in the Merger Agreement (as defined below).

WHEREAS, Executive, GTCR and certain other current or former executives of the Company or its subsidiaries are limited partners of the Company;

WHEREAS, the Company and Partners Healthcare Solutions, Inc., a Delaware corporation and a majority-owned subsidiary of the Company (“APS Inc.”), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), dated as of January 11, 2012, with Universal American Corp., a Delaware corporation (“Parent”), and APS Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent, pursuant to which Parent will acquire APS Inc. and the Company will receive certain Merger Consideration, as from time to time adjusted by certain purchase price adjustments, an Earnout Amount, if any, and indemnification obligations of the parties to the Merger Agreement;

WHEREAS, as of the date hereof and effective as of the Awards Closing (as defined below), the limited partnership agreement of the Company (the “Limited Partnership Agreement”) is being amended and restated to, among other things, provide for sole governance by the Company’s general partner;

WHEREAS, as of the date hereof, Executive has entered into that certain Common Unit Cancellation Agreement (the “Common Unit Cancellation Agreement”) with the Company in respect of the redemption and cancellation of all of the common units of the Company held by Executive for the consideration provided therein;

WHEREAS, as of the date hereof, Executive has entered into that certain Preferred Unit Redemption Agreement (the “Preferred Unit Redemption Agreement”) with the Company in respect of the redemption of each of the preferred units of the Company held by Executive for the consideration provided for therein;

WHEREAS, as of the date hereof, certain other current executives of the Company or its subsidiaries have entered into an Executive Award Agreement with the Company of similar form to this Agreement (the “Executive Award Agreements”);

WHEREAS, as of the date hereof and as a condition to the Company entering into this Agreement, Executive has entered into that certain Indemnification and Contribution Agreement (the “Indemnification and Contribution Agreement”) with the Company and GTCR pursuant to which Executive is agreeing to indemnify and contribute to the Company or GTCR his or her ratable share of any amounts the Company or (through the Limited Guaranty) GTCR pays to a Parent Indemnified Person under or in respect of Article 8 of the Merger Agreement (“Indemnification Obligations”); and

WHEREAS, the Company desires to award to Executive a certain dollar-denominated number of Stock Merger Consideration shares and a special participation right in a percentage of the

Earnout Amount, if any, that Executive would not otherwise be entitled to, and Executive desires to accept such dollar-denominated number of Stock Merger Consideration shares and the special participation right in a percentage of the Earnout Amount, if any, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Stock Merger Consideration.

(a) Award of Parent Shares.

(i) Subject to the terms and conditions set forth herein, and in consideration of Executive entering into and consummating the transactions contemplated by the Common Unit Cancellation Agreement, Executive entering into and consummating the transactions contemplated by the Preferred Unit Redemption Agreement and Executive entering into and agreeing to perform the terms and conditions of the Indemnification and Contribution Agreement, the Company hereby awards Executive the right to receive from the Company the number of Parent Shares (the “Awarded Parent Shares”) equal to the quotient obtained by dividing $[            ] by the Fair Market Value of each Parent Share determined as of the Closing in accordance with the Merger Agreement (the “Stock Merger Consideration Award”), payable to Executive no later than three Business Days following the Closing.

(ii) Each of the Company and Executive acknowledge and agree that such Awarded Parent Shares shall reduce the Stock Merger Consideration allocable by the Company to GTCR in respect of the preferred units of the Company held by GTCR, but shall not reduce any Stock Merger Consideration allocable to Executive under Executive’s Preferred Unit Redemption Agreement.

(iii) Executive acknowledges and agrees that in no event shall Executive offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, sell short, or otherwise dispose of or transfer any Awarded Parent Shares direct or indirectly (a “transfer”) unless such Awarded Parent Shares have both become vested pursuant to Section 1(b) and Executive has received certificates registering such vested Awarded Parent Shares in Executive’s name; provided, that nothing in this Agreement will prohibit Executive from entering into hedging transactions that are settled solely in cash so long as such transactions do not violate the Securities Act of 1933, as amended (the “Securities Act”), or the rules and regulations promulgated thereunder or Parent’s policies with respect to transactions in its securities that are applicable to Executive. Notwithstanding the foregoing, (i) neither the Company nor its general partner nor GTCR nor any other fund affiliated with GTCR shall exercise independent voting control over the Awarded Parent Shares, whether vested or unvested, (ii) to the extent the Company is the holder of record of any Awarded Parent Shares at the time any such Awarded Parent Shares are eligible to be voted at a regular or special meeting of Parent’s stockholders, the Company shall vote such Awarded Parent Shares only as directed by Executive, and (iii) during any period in which the Company is the record owner of any Awarded Parent Shares to which an Executive remains entitled, the Company will work in good faith with Executive so that Executive shall enjoy all economic benefits of ownership of such Awarded Parent Shares, including by remitting to Executive any and all payments or rights (including, without limitation, rights to dividends, distributions, merger consideration, poison pill purchase rights, spin-off securities and similar rights) in respect of such Awarded Parent Shares as promptly as practicable after receipt thereof; provided that, notwithstanding clause (iii) or anything herein to the contrary, Executive and the Company will cooperate in good faith so that all economic benefits of ownership (including, without limitation, rights to dividends, distributions, merger consideration, poison pill

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purchase rights, spin-off securities and similar rights) in respect of any Unvested Parent Shares (whether the Company or Executive is the record owner) that still may vest shall be held by the Company together with such Unvested Parent Shares and either (I) when and to the extent such Unvested Parent Shares vest shall be remitted to Executive together with such Awarded Parent Shares or (II) when and to the extent such Unvested Parent Shares are forfeited in accordance with Section 1(b)(vi) shall be forfeited by Executive and transferred to the Company.

(iv) Each of the Company and Executive acknowledges and agrees that any Parent Shares awarded pursuant to any Executive Award Agreement that are not paid to or that are forfeited by the executive party thereto for any reason shall be transferred to the Company (for allocation to GTCR), unless such Parent Shares are awarded to another executive under one or more of the Executive Award Agreements, as directed by GTCR in consultation with Executive.

(v) In connection with the transfer to Executive of the Awarded Parent Shares pursuant to this Agreement, pursuant to Section 3.02 of that certain Registration Rights Agreement (as amended, the “Registration Rights Agreement”), dated as of the Closing Date, by and among Parent and the Company, (A) the Company hereby assigns to Executive the Company’s rights and obligations under the Registration Rights Agreement with respect to the Awarded Parent Shares so transferred so long as such Awarded Parent Shares remain “Registrable Securities” thereunder, (B) upon the Parent’s receipt from Executive of a completed and executed Joinder substantially in the form of Exhibit A hereto, Executive will be deemed to also be a “Holder” under the Registration Rights Agreement with respect to such Awarded Parent Shares, and (C) Executive hereby accepts the assignment of and assumes such rights and obligations; provided that, notwithstanding anything herein to the contrary, the Company’s demand registration rights under clause (y) of the first paragraph of Section 2.01(a) of the Registration Rights Agreement shall not be assigned to Executive.

(vi) Executive acknowledges and agrees that any Awarded Parent Shares shall be treated as Schedule K-1 guaranteed payments by the Company in respect of services provided by Executive to the Company. Upon the Company’s reasonable request, Executive will cooperate with the Company to provide reasonable documentation establishing that any taxes arising with respect to such Schedule K-1 guaranteed payments were satisfied by the Executive.

(b) Vesting. The Awarded Parent Shares shall be fully vested upon issuance at the Awards Closing.

Section 2. Earnout Amount.

(a) Award of Percentage of Earnout Amount.

(i) At the Awards Closing, subject to the terms and conditions set forth herein, and in consideration of Executive entering into and consummating the transactions contemplated by the Common Unit Cancellation Agreement, Executive entering into and consummating the transactions contemplated by the Preferred Unit Redemption Agreement and Executive entering into and agreeing to perform the terms and conditions of the Indemnification and Contribution Agreement, the Company hereby awards Executive the right to receive from the Company an amount in cash equal to the product of (a) [            ]% and (b) the Earnout Amount, if any, payable by Parent to the Company pursuant to Section 2.13 of the Merger Agreement (the “Earnout Award” and together with the Stock Merger Consideration Award, the “Awards”). The Earnout Award shall be calculated prior to reduction of the Earnout Amount in respect of any Earnout Awards under any Executive Award Agreements.

(ii) Executive hereby acknowledges and agrees that his or her Earnout Award is subject to the set off rights under the Indemnification and Contribution Agreement.

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(iii) Each of the Company and Executive acknowledges and agrees that any Earnout Award paid to Executive pursuant to this Section 2(a) or to any other executive pursuant to any similar Executive Award Agreement reduces the Earnout Amount available for and allocable to Executive under Executive’s Preferred Unit Redemption Agreement.

(b) Employment Condition. The Earnout Award is conditioned on Executive remaining continuously employed with Parent or any of its subsidiaries from the date hereof through January 1, 2014. In the event that Executive ceases to be employed by Parent and its subsidiaries before January 1, 2014, Executive automatically will forfeit all right to receive the Earnout Award to the extent not paid to the Company on or prior to the date of such termination. Upon request from the Company, Executive promptly shall certify and provide reasonable supporting documentation to the Company regarding his or her current employment status with Parent and its subsidiaries. The Company shall not be in breach for failing to pay any Earnout Award during any period during which Executive has failed to provide any such requested certification and reasonable supporting documentation.

(c) Payment.

(i) Any payment of any Earnout Award shall be made promptly (but in no event later than ten Business Days) following the receipt by the Company of the Earnout Amount, if any, from Parent pursuant to Section 2.13 of the Merger Agreement, through a check made payable to Holder and sent by the Company or by wire transfer of immediately funds to an account designated by Holder, in an amount equal to Earnout Award. Notwithstanding the foregoing, the Earnout Award will be payable no later than March 15, 2015, to the extent any portion of the Earnout Amount is due to the Company but not yet received (in an amount reasonably estimated by the Company, in the event the Earnout Amount is disputed).

(ii) The payment of the Earnout Award is intended to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The Company may consult with Executive regarding, and the parties may agree to make, any changes to this Agreement they determine are necessary to comply with the provisions of Code Section 409A and any final, proposed, or temporary regulations or any other authoritative guidance issued thereunder. In no event shall the Company be liable for any additional tax, interest or penalty that may be imposed on Executive by Code Section 409A or damages for failing to comply with Code Section 409A; provided that the parties make no statement with respect to circumstances in which the Company is in breach of its payment obligations.

(iii) Executive acknowledges and agrees that the payment of any Earnout Award shall be treated as Schedule K-1 guaranteed payments by the Company in respect of services provided by Executive to the Company. Upon the Company’s reasonable request, Executive will cooperate with the Company to provide reasonable documentation establishing that any taxes arising with respect to such Schedule K-1 guaranteed payments were satisfied by the Executive.

Section 3. Closing.

(a) Subject to satisfaction of the conditions specified in Section 3(b), the consummation of the Awards (the “Awards Closing”) shall take place automatically in connection with and simultaneously with the Closing under the Merger Agreement, and each of the Stock Merger Consideration Award and the Earnout Award is contingent and conditioned upon the consummation of the Closing. In the event that the Merger Agreement is terminated in accordance with the terms thereof prior to the Closing thereunder, neither of the Awards will be provided to Executive and this Agreement shall terminate and be void ab initio.

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(b) The Awards Closing and Executive’s right to receive the Awards are conditioned on Executive remaining continuously employed with the Company or one of its subsidiaries from the date hereof through the Closing. In the event that Executive ceases to be employed by the Company and its subsidiaries before the Closing, Executive automatically will forfeit all right to receive the Awards and this Agreement shall terminate and be void ab initio. In addition, the Awards Closing and Executive’s right to receive the Awards are conditioned upon approval thereof by the stockholders of APS Inc. (through a special meeting or written consent) that meets the requirements of Section 280G(b)(5)(A)(ii) of the Code.

Section 4. Representations. Executive represents and warrants to the Company as of the date hereof and as of the Awards Closing:

(a) Legal Capacity. Executive has full legal capacity to enter into and perform his or her obligations set forth in this Agreement. This Agreement constitutes the valid and legally binding obligation of Executive, enforceable against Executive in accordance with its terms.

(b) Conflicts. The execution, delivery and performance of this Agreement by Executive does not conflict with or result in a breach of any agreement, instrument, order, judgment, decree, law or governmental regulation to which Executive is subject.

(c) Investment Representations. Executive represents to the Company that (i) he or she will acquire any Awarded Parent Shares paid hereunder for his or her account for the purpose of investment and not with a view to the distribution or resale thereof, (ii) he or she has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of acquiring such Awarded Parent Shares, (iii) Executive is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities Act and (iv) Executive is able to bear the economic risk of Executive’s investment in the Awarded Parent Shares for an indefinite period of time. Executive understands that the Awarded Parent Shares have not been registered under the Securities Act, or under any state securities law or blue sky law of any jurisdiction (“Blue Sky Law”) and, therefore, none of the Awarded Parent Shares can be sold, assigned, transferred, pledged or otherwise disposed of without registration under the Securities Act and under applicable Blue Sky Law or unless an exemption from registration thereunder is available. Executive shall not sell, assign, transfer, pledge or otherwise dispose of any Awarded Parent Shares (or any interest therein) without registration under the Securities Act and under applicable Blue Sky Law or unless an exemption from registration thereunder is available. Executive understands that any certificate evidencing the Awarded Parent Shares will bear a legend to the effect of the foregoing.

(d) Survival of Representations and Warranties; Indemnification. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby, regardless of any investigation made by the Company or on its behalf. Each party hereby agrees to indemnify the other party and hold the other party harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, encumbrances, costs and expenses (including costs of suit and attorneys’ fees and expenses) incurred by the other party resulting from any breach of any representation, warranty, covenant or agreement made by the first party herein or in any instrument, agreement or document delivered to the other party pursuant hereto.

Section 5. Release of Claims. To the fullest extent permitted by any applicable law, effective as of the Awards Closing, Executive, on behalf of himself or herself and his or her heirs, executors, administrators, Affiliates (excluding, for the avoidance of doubt, the Company or any of its Subsidiaries), successors and assigns (collectively, the “Releasing Parties”), hereby knowingly,

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voluntarily, unconditionally and irrevocably waives, fully and finally releases, acquits and forever discharges (the “Release”) the Company, its Subsidiaries (past and present), GTCR Fund IX/A, L.P., a Delaware limited partnership, GTCR Fund IX/B, L.P., a Delaware limited partnership and GTCR Co-Invest III, L.P., a Delaware limited partnership, each a limited partner of the Company, Partners Healthcare Solutions Holdings GP, LLC, a Delaware limited liability company and the Company’s general partner, GTCR Partners IX, L.P., a Delaware limited partnership, and GTCR Golder Rauner II, L.L.C., a Delaware limited liability company (collectively, the “GTCR Entities”) and their respective Affiliates, and each of their respective predecessors, successors and assigns, and all of their respective Subsidiaries, current or former directors, officers, employees, shareholders, partners, members, agents or representatives of any of the foregoing (collectively, the “Released Parties”) from any and all actions, causes of action, suits, debts, accounts, covenants, contracts, controversies, obligations, claims, counterclaims, debts, demands, damages, costs, expenses, compensation or liabilities of every kind and any nature whatsoever, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, direct or derivative on behalf of any of the Released Parties (“Claims”), which such Releasing Parties, or any of them, had, has or may have had against any of the Released Parties, including, without limitation, with respect to (a) the consummation of the transactions contemplated hereunder, (b) Executive’s ownership of any equity of the Company or any of its past or present Subsidiaries and (c) the consummation of the Merger and the transactions contemplated the Merger Agreement, but in each case expressly excluding (i) any rights of any Releasing Party pursuant to the terms of the Merger Agreement or any of the other agreements, instruments or documents entered into in connection therewith or pursuant to this Agreement, the Preferred Unit Redemption Agreement, the Common Unit Cancellation Agreement and any other agreement entered into in connection herewith or therewith, (ii) any rights of any Releasing Party who is or was a director, manager, officer, employee or agent of any past or present Subsidiary of the Company to be indemnified by such Subsidiary as a result of serving as a director, manager, officer, employee or agent of such Subsidiary prior to the Effective Time, including but not limited to any rights available to such Releasing Party for indemnification, reimbursement or advancement of expenses or insurance recoveries under such Subsidiary’s certificate of incorporation, by-laws or comparable governing documents, any agreement between such Releasing Party and such Subsidiary or any directors’ and officers’ insurance policy and (iii) in the case of any Releasing Parties who are employees of any Subsidiary of the Company, for their respective compensation and benefits earned and any rights under any employment agreements with any such Subsidiaries (such released Claims, subject to such exclusions, the “Released Claims”). The Release shall be effective as a full, final and irrevocable accord and satisfaction and release of all of such Released Claims.

Executive agrees that the Executive has read Section 1542 of the Civil Code of the State of California which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Executive understands that Section 1542 gives Executive the right not to release existing claims of which Executive was not aware, unless Executive chooses to waive this right. Having been so apprised, Executive hereby voluntarily elects to and does waive the rights described in Section 1542 (including under any comparable laws of any other jurisdiction). Executive represents that Executive is not aware of any such claim against the Company or and of its Affiliates, other than claims released hereby and any reserved rights expressly set forth in the proviso above.

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Executive acknowledges that the consideration payable to the undersigned pursuant to this Agreement provides good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in the Release.

Effective as of the Awards Closing, Executive hereby irrevocably and unconditionally covenants to refrain from, directly or indirectly, asserting any Released Claim or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based upon any Released Claim or to seek to recover any amounts in connection therewith or thereunder from and after the Awards Closing. Any Released Party may plead this Release as a complete bar to any Released Claims brought in derogation of this covenant not to sue.

Section 6. Proprietary Information.

(a) Obligation to Maintain Confidentiality. Executive acknowledges that the continued success of the GTCR Entities, the Company, and their respective Affiliates (as defined below) depends upon the use and protection of Proprietary Information (as defined below). Executive further acknowledges that the Proprietary Information obtained by Executive during the course of Executive’s ownership of equity of the Company (including, for all purposes herein, prior to the date hereof) and employment with any of the Company’s past and present Subsidiaries (including any of their predecessors prior to being acquired by the Company) concerning the business or affairs of the GTCR Entities, the Company or their respective Affiliates is the property of the GTCR Entities, the Company or their Affiliates, including information concerning acquisition opportunities in or reasonably related to the GTCR Entities, the Company’s or such Affiliate’s business or industry. Therefore, Executive agrees that Executive will not disclose to any unauthorized person or use for Executive’s own account any Proprietary Information of any of the GTCR Entities, the Company or their Affiliates, whether or not such information is developed by Executive, without GTCR’s, the Company’s or their Affiliates’, as applicable, written consent, unless and to the extent that the Proprietary Information (i) becomes generally known to the public other than as a result of Executive’s acts or omissions to act in breach of this Section 6 or any other confidentiality obligation applicable to Executive or (ii) is required to be disclosed pursuant to any applicable law, court order, administrative order or similar legal obligation. Executive shall take reasonable and appropriate steps to safeguard Proprietary Information and to protect it against disclosure, misuse, espionage, loss and theft. “Proprietary Information” means all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to or results from the business, historical or projected financial results, products, services or research or development of the GTCR Entities, the Company, their Affiliates or their respective suppliers, distributors, customers, independent contractors, third-party payers, providers or other business relations. Proprietary Information may include, but is not limited to, the following (in each case, with respect to the GTCR Entities, the Company and/or their Affiliates): (i) internal business information (including historical and projected financial information and budgets and information relating to strategic and staffing plans and practices, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures, risk management practices, negotiation strategies and practices and accounting and business methods); (ii) individual requirements of, specific contractual arrangements with, and information about the GTCR Entities, the Company’s or their Affiliates’ employees (including personnel files and other information), suppliers, distributors, customers, independent contractors, third-party payers, providers or other business relations and their confidential information; (iii) trade secrets, technology, know-how, compilations of data and analyses, techniques, systems, formulae, research, records, reports, manuals, flow charts, documentation, models, data and data bases relating thereto; (iv) computer software, including operating systems, applications and program listings; (v) inventions, innovations, ideas, devices, improvements, developments, methods, processes, designs, analyses, drawings, photographs, reports and all similar or related information (whether or not patentable and whether or not reduced to practice); (vi) copyrightable works; (vii) intellectual property of every kind and description; and (viii) all similar and related information in whatever form.

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(b) Third Party Information. Executive understands that the GTCR Entities, the Company and their Affiliates have received and will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the GTCR Entities’, the Company’s and their Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. Without in any way limiting the provisions of Section 6(a), Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the GTCR Entities, the Company and their Affiliates who need to know such information in connection with their work for the GTCR Entities, the Company or their Affiliates or use, except in connection with Executive’s work for the Company or its respective Affiliates, Third Party Information unless expressly authorized by the Company in writing.

(c) Affiliates. For purposes of this Section 6, the term “Affiliate” means, with respect to any entity, any other entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the entity in question, but shall exclude any direct or indirect subsidiary of the Company that is acquired by Parent in the Merger. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

Section 7. Dissolution; Several Liability. Upon the dissolution, liquidation or winding up of the affairs of the Company prior to the Company’s satisfaction of all its obligations hereunder, Fund IX/A, Fund IX/B and Co-Invest III hereby acknowledge and agree to assume, and be liable for, all obligations of the Company yet to be performed hereunder, on a pro rata basis based upon such entities’ ownership interests in the Company immediately prior to such dissolution, liquidation or winding up.

Section 8. Miscellaneous.

(a) Amendments and Waivers. No modification, amendment or waiver of any provision hereof shall be effective against the parties hereto unless such modification, amendment or waiver is approved in writing by the Company and Executive. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement and any agreement referred to herein in accordance with their terms.

(b) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any party without the prior consent of the Company. This Agreement and the rights and obligations hereunder may be assigned in whole or in part to any limited partners of the Company in connection with any distribution of assets of the Company or upon dissolution thereof.

(c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

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(d) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(e) MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER.

(f) Notices. Except as may be otherwise provided herein, all notices, requests, demands, consents and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when personally delivered, (ii) when received at the applicable facsimile number set forth below when sent by facsimile, (iii) one day after deposit with Federal Express or similar overnight courier service or (iv) three days after being mailed by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below (or, in each case, to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party):

Notices to the Company:

c/o GTCR Golder Rauner II, L.L.C.
300 North LaSalle Street
Suite 5600
Chicago, IL 60654
Telecopy: (312) 382-2201

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Attention: David S. Katz
with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, IL 60654
Telecopy: (312) 862-2200
Attention: Margaret A. Gibson, P.C.
Brian C. Van Klompenberg, P.C.

If to Executive:

[ ]
[ ]
[ ]
Telecopy: [ ]

(g) Counterparts; Facsimile and PDF Transmission. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. Delivery of executed signature pages hereof by facsimile transmission, telecopy or electronic transmission in portable document format (pdf) shall constitute effective and binding execution and delivery of this Agreement.

(h) Further Assurances. In case at any time after the Awards Closing any further action is necessary or desirable to carry out the purposes of this Agreement or to consummate the transactions contemplated hereby, Executive and the Company will take such further action (including the execution and delivery of such further instruments and documents consistent herewith) as may be reasonably necessary to effectuate the provisions hereof.

(i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

*    *    *    *    *

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IN WITNESS WHEREOF, the parties hereto have caused this Executive Award Agreement to be executed as of the date first written above.

PARTNERS HEALTHCARE SOLUTIONS HOLDINGS, L.P.

By:
Name:
Its:

[Executive]

GTCR FUND IX/A, L.P.

By:	GTCR Partners IX, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

GTCR FUND IX/B, L.P.

By:	GTCR Partners IX, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

GTCR CO-INVEST III, L.P.

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

FORM OF EXECUTIVE AWARD AGREEMENT

THIS EXECUTIVE AWARD AGREEMENT (this “Agreement”) is made and entered into as of March 2, 2012, by and among Partners Healthcare Solutions Holdings, L.P., a Delaware limited partnership (the “Company”), GTCR Fund IX/A, L.P., a Delaware limited partnership (“Fund IX/A”), GTCR Fund IX/B, L.P. a Delaware limited partnership (“Fund IX/B”), GTCR Co-Invest III, L.P., a Delaware limited partnership (“Co-Invest,” and together with Fund IX/A and Fund IX/B, collectively, “GTCR”) (solely for the limited purpose set forth in Section 7 (“Dissolution; Several Liability”)) and [                ] (“Executive”). Capitalized terms used and not elsewhere defined herein have the meanings set forth in the Merger Agreement (as defined below).

WHEREAS, Executive, GTCR and certain other current or former executives of the Company or its subsidiaries are limited partners of the Company;

WHEREAS, the Company and Partners Healthcare Solutions, Inc., a Delaware corporation and a majority-owned subsidiary of the Company (“APS Inc.”), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), dated as of January 11, 2012, with Universal American Corp., a Delaware corporation (“Parent”), and APS Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent, pursuant to which Parent will acquire APS Inc. and the Company will receive certain Merger Consideration, as from time to time adjusted by certain purchase price adjustments, an Earnout Amount, if any, and indemnification obligations of the parties to the Merger Agreement;

WHEREAS, as of the date hereof and effective as of the Awards Closing (as defined below), the limited partnership agreement of the Company (the “Limited Partnership Agreement”) is being amended and restated to, among other things, provide for sole governance by the Company’s general partner;

WHEREAS, as of the date hereof, Executive has entered into that certain Common Unit Cancellation Agreement (the “Common Unit Cancellation Agreement”) with the Company in respect of the redemption and cancellation of all of the common units of the Company held by Executive for the consideration provided therein;

WHEREAS, as of the date hereof, certain other current executives of the Company or its subsidiaries have entered into an Executive Award Agreement with the Company of similar form to this Agreement (the “Executive Award Agreements”);

WHEREAS, as of the date hereof and as a condition to the Company entering into this Agreement, Executive has entered into that certain Indemnification and Contribution Agreement (the “Indemnification and Contribution Agreement”) with the Company and GTCR pursuant to which Executive is agreeing to indemnify and contribute to the Company or GTCR his or her ratable share of any amounts the Company or (through the Limited Guaranty) GTCR pays to a Parent Indemnified Person under or in respect of Article 8 of the Merger Agreement (“Indemnification Obligations”); and

WHEREAS, the Company desires to award to Executive a certain dollar-denominated number of Stock Merger Consideration shares and a special participation right in a percentage of the Earnout Amount, if any, that Executive would not otherwise be entitled to, and Executive desires to accept such dollar-denominated number of Stock Merger Consideration shares and the special participation right in a percentage of the Earnout Amount, if any, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Stock Merger Consideration.

(a) Award of Parent Shares.

(i) Subject to the terms and conditions set forth herein, and in consideration of Executive entering into and consummating the transactions contemplated by the Common Unit Cancellation Agreement, Executive entering into and consummating the transactions contemplated by the Preferred Unit Redemption Agreement and Executive entering into and agreeing to perform the terms and conditions of the Indemnification and Contribution Agreement, the Company hereby awards Executive the right to receive from the Company the number of Parent Shares (the “Awarded Parent Shares”) equal to the quotient obtained by dividing $[            ] by the Fair Market Value of each Parent Share determined as of the Closing in accordance with the Merger Agreement (the “Stock Merger Consideration Award”), payable to Executive no later than three Business Days following the Closing.

(ii) Executive acknowledges and agrees that in no event shall Executive offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, sell short, or otherwise dispose of or transfer any Awarded Parent Shares direct or indirectly (a “transfer”) unless such Awarded Parent Shares have both become vested pursuant to Section 1(b) and Executive has received certificates registering such vested Awarded Parent Shares in Executive’s name; provided, that nothing in this Agreement will prohibit Executive from entering into hedging transactions that are settled solely in cash so long as such transactions do not violate the Securities Act of 1933, as amended (the “Securities Act”), or the rules and regulations promulgated thereunder or Parent’s policies with respect to transactions in its securities that are applicable to Executive. Notwithstanding the foregoing, (i) neither the Company nor its general partner nor GTCR nor any other fund affiliated with GTCR shall exercise independent voting control over the Awarded Parent Shares, whether vested or unvested, (ii) to the extent the Company is the holder of record of any Awarded Parent Shares at the time any such Awarded Parent Shares are eligible to be voted at a regular or special meeting of Parent’s stockholders, the Company shall vote such Awarded Parent Shares only as directed by Executive, and (iii) during any period in which the Company is the record owner of any Awarded Parent Shares to which an Executive remains entitled, the Company will work in good faith with Executive so that Executive shall enjoy all economic benefits of ownership of such Awarded Parent Shares, including by remitting to Executive any and all payments or rights (including, without limitation, rights to dividends, distributions, merger consideration, poison pill purchase rights, spin-off securities and similar rights) in respect of such Awarded Parent Shares as promptly as practicable after receipt thereof; provided that, notwithstanding clause (iii) or anything herein to the contrary, Executive and the Company will cooperate in good faith so that all economic benefits of ownership (including, without limitation, rights to dividends, distributions, merger consideration, poison pill purchase rights, spin-off securities and similar rights) in respect of any Unvested Parent Shares (whether the Company or Executive is the record owner) that still may vest shall be held by the Company together with such Unvested Parent Shares and either (I) when and to the extent such Unvested Parent Shares vest shall be remitted to Executive together with such Awarded Parent Shares or (II) when and to the extent such Unvested Parent Shares are forfeited in accordance with Section 1(b)(vi) shall be forfeited by Executive and transferred to the Company.

(iii) In connection with the transfer to Executive of the Awarded Parent Shares pursuant to this Agreement, pursuant to Section 3.02 of that certain Registration Rights Agreement (as amended, the “Registration Rights Agreement”), dated as of the Closing Date, by and among Parent and

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the Company, (A) the Company hereby assigns to Executive the Company’s rights and obligations under the Registration Rights Agreement with respect to the Awarded Parent Shares so transferred so long as such Awarded Parent Shares remain “Registrable Securities” thereunder, (B) upon the Parent’s receipt from Executive of a completed and executed Joinder substantially in the form of Exhibit A hereto, Executive will be deemed to also be a “Holder” under the Registration Rights Agreement with respect to such Awarded Parent Shares, and (C) Executive hereby accepts the assignment of and assumes such rights and obligations; provided that, notwithstanding anything herein to the contrary, the Company’s demand registration rights under clause (y) of the first paragraph of Section 2.01(a) of the Registration Rights Agreement shall not be assigned to Executive.

(iv) Executive acknowledges and agrees that any Awarded Parent Shares shall be treated as Schedule K-1 guaranteed payments by the Company in respect of services provided by Executive to the Company. Upon the Company’s reasonable request, Executive will cooperate with the Company to provide reasonable documentation establishing that any taxes arising with respect to such Schedule K-1 guaranteed payments were satisfied by the Executive.

(b) Vesting. The Awarded Parent Shares shall be fully vested upon issuance at the Awards Closing.

Section 2. Earnout Amount.

(a) Award of Percentage of Earnout Amount.

(i) At the Awards Closing, subject to the terms and conditions set forth herein, and in consideration of Executive entering into and consummating the transactions contemplated by the Common Unit Cancellation Agreement, and Executive entering into and agreeing to perform the terms and conditions of the Indemnification and Contribution Agreement, the Company hereby awards Executive the right to receive from the Company an amount in cash equal to the product of (a) [            ]% and (b) the Earnout Amount, if any, payable by Parent to the Company pursuant to Section 2.13 of the Merger Agreement (the “Earnout Award” and together with the Stock Merger Consideration Award, the “Awards”). The Earnout Award shall be calculated prior to reduction of the Earnout Amount in respect of any Earnout Awards under any Executive Award Agreements.

(ii) Executive hereby acknowledges and agrees that his or her Earnout Award is subject to the set off rights under the Indemnification and Contribution Agreement.

(b) Employment Condition. The Earnout Award is conditioned on Executive remaining continuously employed with Parent or any of its subsidiaries from the date hereof through January 1, 2014. In the event that Executive ceases to be employed by Parent and its subsidiaries before January 1, 2014, Executive automatically will forfeit all right to receive the Earnout Award to the extent not paid to the Company on or prior to the date of such termination. Upon request from the Company, Executive promptly shall certify and provide reasonable supporting documentation to the Company regarding his or her current employment status with Parent and its subsidiaries. The Company shall not be in breach for failing to pay any Earnout Award during any period during which Executive has failed to provide any such requested certification and reasonable supporting documentation.

(c) Payment.

(i) Any payment of any Earnout Award shall be made promptly (but in no event later than ten Business Days) following the receipt by the Company of the Earnout Amount, if any, from Parent pursuant to Section 2.13 of the Merger Agreement, through a check made payable to Holder and sent by the Company or by wire transfer of immediately funds to an account designated by Holder, in an

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amount equal to Earnout Award. Notwithstanding the foregoing, the Earnout Award will be payable no later than March 15, 2015, to the extent any portion of the Earnout Amount is due to the Company but not yet received (in an amount reasonably estimated by the Company, in the event the Earnout Amount is disputed).

(ii) The payment of the Earnout Award is intended to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The Company may consult with Executive regarding, and the parties may agree to make, any changes to this Agreement they determine are necessary to comply with the provisions of Code Section 409A and any final, proposed, or temporary regulations or any other authoritative guidance issued thereunder. In no event shall the Company be liable for any additional tax, interest or penalty that may be imposed on Executive by Code Section 409A or damages for failing to comply with Code Section 409A; provided that the parties make no statement with respect to circumstances in which the Company is in breach of its payment obligations.

(iii) Executive acknowledges and agrees that the payment of any Earnout Award shall be treated as Schedule K-1 guaranteed payments by the Company in respect of services provided by Executive to the Company. Upon the Company’s reasonable request, Executive will cooperate with the Company to provide reasonable documentation establishing that any taxes arising with respect to such Schedule K-1 guaranteed payments were satisfied by the Executive.

Section 3. Closing.

(a) Subject to satisfaction of the conditions specified in Section 3(b), the consummation of the Awards (the “Awards Closing”) shall take place automatically in connection with and simultaneously with the Closing under the Merger Agreement, and each of the Stock Merger Consideration Award and the Earnout Award is contingent and conditioned upon the consummation of the Closing. In the event that the Merger Agreement is terminated in accordance with the terms thereof prior to the Closing thereunder, neither of the Awards will be provided to Executive and this Agreement shall terminate and be void ab initio.

(b) The Awards Closing and Executive’s right to receive the Awards are conditioned on Executive remaining continuously employed with the Company or one of its subsidiaries from the date hereof through the Closing. In the event that Executive ceases to be employed by the Company and its subsidiaries before the Closing, Executive automatically will forfeit all right to receive the Awards and this Agreement shall terminate and be void ab initio. In addition, the Awards Closing and Executive’s right to receive the Awards are conditioned upon approval thereof by the stockholders of APS Inc. (through a special meeting or written consent) that meets the requirements of Section 280G(b)(5)(A)(ii) of the Code.

Section 4. Representations. Executive represents and warrants to the Company as of the date hereof and as of the Awards Closing:

(a) Legal Capacity. Executive has full legal capacity to enter into and perform his or her obligations set forth in this Agreement. This Agreement constitutes the valid and legally binding obligation of Executive, enforceable against Executive in accordance with its terms.

(b) Conflicts. The execution, delivery and performance of this Agreement by Executive does not conflict with or result in a breach of any agreement, instrument, order, judgment, decree, law or governmental regulation to which Executive is subject.

(c) Investment Representations. Executive represents to the Company that (i) he or she will acquire any Awarded Parent Shares paid hereunder for his or her account for the purpose of

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investment and not with a view to the distribution or resale thereof, (ii) he or she has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of acquiring such Awarded Parent Shares, (iii) Executive is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities Act and (iv) Executive is able to bear the economic risk of Executive’s investment in the Awarded Parent Shares for an indefinite period of time. Executive understands that the Awarded Parent Shares have not been registered under the Securities Act, or under any state securities law or blue sky law of any jurisdiction (“Blue Sky Law”) and, therefore, none of the Awarded Parent Shares can be sold, assigned, transferred, pledged or otherwise disposed of without registration under the Securities Act and under applicable Blue Sky Law or unless an exemption from registration thereunder is available. Executive shall not sell, assign, transfer, pledge or otherwise dispose of any Awarded Parent Shares (or any interest therein) without registration under the Securities Act and under applicable Blue Sky Law or unless an exemption from registration thereunder is available. Executive understands that any certificate evidencing the Awarded Parent Shares will bear a legend to the effect of the foregoing.

(d) Survival of Representations and Warranties; Indemnification. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby, regardless of any investigation made by the Company or on its behalf. Each party hereby agrees to indemnify the other party and hold the other party harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, encumbrances, costs and expenses (including costs of suit and attorneys’ fees and expenses) incurred by the other party resulting from any breach of any representation, warranty, covenant or agreement made by the first party herein or in any instrument, agreement or document delivered to the other party pursuant hereto.

Section 5. Release of Claims. To the fullest extent permitted by any applicable law, effective as of the Awards Closing, Executive, on behalf of himself or herself and his or her heirs, executors, administrators, Affiliates (excluding, for the avoidance of doubt, the Company or any of its Subsidiaries), successors and assigns (collectively, the “Releasing Parties”), hereby knowingly, voluntarily, unconditionally and irrevocably waives, fully and finally releases, acquits and forever discharges (the “Release”) the Company, its Subsidiaries (past and present), GTCR Fund IX/A, L.P., a Delaware limited partnership, GTCR Fund IX/B, L.P., a Delaware limited partnership and GTCR Co-Invest III, L.P., a Delaware limited partnership, each a limited partner of the Company, Partners Healthcare Solutions Holdings GP, LLC, a Delaware limited liability company and the Company’s general partner, GTCR Partners IX, L.P., a Delaware limited partnership, and GTCR Golder Rauner II, L.L.C., a Delaware limited liability company (collectively, the “GTCR Entities”) and their respective Affiliates, and each of their respective predecessors, successors and assigns, and all of their respective Subsidiaries, current or former directors, officers, employees, shareholders, partners, members, agents or representatives of any of the foregoing (collectively, the “Released Parties”) from any and all actions, causes of action, suits, debts, accounts, covenants, contracts, controversies, obligations, claims, counterclaims, debts, demands, damages, costs, expenses, compensation or liabilities of every kind and any nature whatsoever, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, direct or derivative on behalf of any of the Released Parties (“Claims”), which such Releasing Parties, or any of them, had, has or may have had against any of the Released Parties, including, without limitation, with respect to (a) the consummation of the transactions contemplated hereunder, (b) Executive’s ownership of any equity of the Company or any of its past or present Subsidiaries and (c) the consummation of the Merger and the transactions contemplated the Merger Agreement, but in each case expressly excluding (i) any rights of any Releasing Party pursuant to the terms of the Merger Agreement or any of the other agreements, instruments or documents entered into in connection therewith or pursuant to this Agreement, the Common Unit Cancellation Agreement and any other agreement entered into in connection herewith or therewith, (ii) any rights of any Releasing Party who is or was a director, manager,

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officer, employee or agent of any past or present Subsidiary of the Company to be indemnified by such Subsidiary as a result of serving as a director, manager, officer, employee or agent of such Subsidiary prior to the Effective Time, including but not limited to any rights available to such Releasing Party for indemnification, reimbursement or advancement of expenses or insurance recoveries under such Subsidiary’s certificate of incorporation, by-laws or comparable governing documents, any agreement between such Releasing Party and such Subsidiary or any directors’ and officers’ insurance policy and (iii) in the case of any Releasing Parties who are employees of any Subsidiary of the Company, for their respective compensation and benefits earned and any rights under any employment agreements with any such Subsidiaries (such released Claims, subject to such exclusions, the “Released Claims”). The Release shall be effective as a full, final and irrevocable accord and satisfaction and release of all of such Released Claims.

Executive agrees that the Executive has read Section 1542 of the Civil Code of the State of California which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Executive understands that Section 1542 gives Executive the right not to release existing claims of which Executive was not aware, unless Executive chooses to waive this right. Having been so apprised, Executive hereby voluntarily elects to and does waive the rights described in Section 1542 (including under any comparable laws of any other jurisdiction). Executive represents that Executive is not aware of any such claim against the Company or and of its Affiliates, other than claims released hereby and any reserved rights expressly set forth in the proviso above.

Executive acknowledges that the consideration payable to the undersigned pursuant to this Agreement provides good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in the Release.

Effective as of the Awards Closing, Executive hereby irrevocably and unconditionally covenants to refrain from, directly or indirectly, asserting any Released Claim or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based upon any Released Claim or to seek to recover any amounts in connection therewith or thereunder from and after the Awards Closing. Any Released Party may plead this Release as a complete bar to any Released Claims brought in derogation of this covenant not to sue.

Section 6. Proprietary Information.

(a) Obligation to Maintain Confidentiality. Executive acknowledges that the continued success of the GTCR Entities, the Company, and their respective Affiliates (as defined below) depends upon the use and protection of Proprietary Information (as defined below). Executive further acknowledges that the Proprietary Information obtained by Executive during the course of Executive’s ownership of equity of the Company (including, for all purposes herein, prior to the date hereof) and employment with any of the Company’s past and present Subsidiaries (including any of their predecessors prior to being acquired by the Company) concerning the business or affairs of the GTCR Entities, the Company or their respective Affiliates is the property of the GTCR Entities, the Company or their Affiliates, including information concerning acquisition opportunities in or reasonably related to the

6

GTCR Entities, the Company’s or such Affiliate’s business or industry. Therefore, Executive agrees that Executive will not disclose to any unauthorized person or use for Executive’s own account any Proprietary Information of any of the GTCR Entities, the Company or their Affiliates, whether or not such information is developed by Executive, without GTCR’s, the Company’s or their Affiliates’, as applicable, written consent, unless and to the extent that the Proprietary Information (i) becomes generally known to the public other than as a result of Executive’s acts or omissions to act in breach of this Section 6 or any other confidentiality obligation applicable to Executive or (ii) is required to be disclosed pursuant to any applicable law, court order, administrative order or similar legal obligation. Executive shall take reasonable and appropriate steps to safeguard Proprietary Information and to protect it against disclosure, misuse, espionage, loss and theft. “Proprietary Information” means all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to or results from the business, historical or projected financial results, products, services or research or development of the GTCR Entities, the Company, their Affiliates or their respective suppliers, distributors, customers, independent contractors, third-party payers, providers or other business relations. Proprietary Information may include, but is not limited to, the following (in each case, with respect to the GTCR Entities, the Company and/or their Affiliates): (i) internal business information (including historical and projected financial information and budgets and information relating to strategic and staffing plans and practices, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures, risk management practices, negotiation strategies and practices and accounting and business methods); (ii) individual requirements of, specific contractual arrangements with, and information about the GTCR Entities, the Company’s or their Affiliates’ employees (including personnel files and other information), suppliers, distributors, customers, independent contractors, third-party payers, providers or other business relations and their confidential information; (iii) trade secrets, technology, know-how, compilations of data and analyses, techniques, systems, formulae, research, records, reports, manuals, flow charts, documentation, models, data and data bases relating thereto; (iv) computer software, including operating systems, applications and program listings; (v) inventions, innovations, ideas, devices, improvements, developments, methods, processes, designs, analyses, drawings, photographs, reports and all similar or related information (whether or not patentable and whether or not reduced to practice); (vi) copyrightable works; (vii) intellectual property of every kind and description; and (viii) all similar and related information in whatever form.

(b) Third Party Information. Executive understands that the GTCR Entities, the Company and their Affiliates have received and will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the GTCR Entities’, the Company’s and their Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. Without in any way limiting the provisions of Section 6(a), Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the GTCR Entities, the Company and their Affiliates who need to know such information in connection with their work for the GTCR Entities, the Company or their Affiliates or use, except in connection with Executive’s work for the Company or its respective Affiliates, Third Party Information unless expressly authorized by the Company in writing.

(c) Affiliates. For purposes of this Section 6, the term “Affiliate” means, with respect to any entity, any other entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the entity in question, but shall exclude any direct or indirect subsidiary of the Company that is acquired by Parent in the Merger. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

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Section 7. Dissolution; Several Liability. Upon the dissolution, liquidation or winding up of the affairs of the Company prior to the Company’s satisfaction of all its obligations hereunder, Fund IX/A, Fund IX/B and Co-Invest III hereby acknowledge and agree to assume, and be liable for, all obligations of the Company yet to be performed hereunder, on a pro rata basis based upon such entities’ ownership interests in the Company immediately prior to such dissolution, liquidation or winding up.

Section 8. Miscellaneous.

(a) Amendments and Waivers. No modification, amendment or waiver of any provision hereof shall be effective against the parties hereto unless such modification, amendment or waiver is approved in writing by the Company and Executive. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement and any agreement referred to herein in accordance with their terms.

(b) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any party without the prior consent of the Company. This Agreement and the rights and obligations hereunder may be assigned in whole or in part to any limited partners of the Company in connection with any distribution of assets of the Company or upon dissolution thereof.

(c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

(d) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(e) MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER.

(f) Notices. Except as may be otherwise provided herein, all notices, requests, demands, consents and other communications to be given or delivered under or by reason of the

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provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when personally delivered, (ii) when received at the applicable facsimile number set forth below when sent by facsimile, (iii) one day after deposit with Federal Express or similar overnight courier service or (iv) three days after being mailed by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below (or, in each case, to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party):

Notices to the Company:

c/o GTCR Golder Rauner II, L.L.C.

300 North LaSalle Street

Suite 5600

Chicago, IL 60654

Telecopy: (312) 382-2201

Attention: David S. Katz

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, IL 60654

Telecopy: (312) 862-2200

Attention: Margaret A. Gibson, P.C.

  Brian C. Van Klompenberg, P.C.

If to Executive:

[                ]

[                ]

[                ]

Telecopy: [                ]

(g) Counterparts; Facsimile and PDF Transmission. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. Delivery of executed signature pages hereof by facsimile transmission, telecopy or electronic transmission in portable document format (pdf) shall constitute effective and binding execution and delivery of this Agreement.

(h) Further Assurances. In case at any time after the Awards Closing any further action is necessary or desirable to carry out the purposes of this Agreement or to consummate the transactions contemplated hereby, Executive and the Company will take such further action (including the execution and delivery of such further instruments and documents consistent herewith) as may be reasonably necessary to effectuate the provisions hereof.

(i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

*    *    *    *    *

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IN WITNESS WHEREOF, the parties hereto have caused this Executive Award Agreement to be executed as of the date first written above.

PARTNERS HEALTHCARE SOLUTIONS HOLDINGS, L.P.

By:
Name:
Its:

[Executive]

GTCR FUND IX/A, L.P.

By:	GTCR Partners IX, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

GTCR FUND IX/B, L.P.

By:	GTCR Partners IX, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

GTCR CO-INVEST III, L.P.

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

FORM OF EXECUTIVE AWARD AGREEMENT

THIS EXECUTIVE AWARD AGREEMENT (this “Agreement”) is made and entered into as of March 2, 2012, by and among Partners Healthcare Solutions Holdings, L.P., a Delaware limited partnership (the “Company”), GTCR Fund IX/A, L.P., a Delaware limited partnership (“Fund IX/A”), GTCR Fund IX/B, L.P. a Delaware limited partnership (“Fund IX/B”), GTCR Co-Invest III, L.P., a Delaware limited partnership (“Co-Invest,” and together with Fund IX/A and Fund IX/B, collectively, “GTCR”) (solely for the limited purpose set forth in Section 7 (“Dissolution; Several Liability”)) and [            ] (“Executive”). Capitalized terms used and not elsewhere defined herein have the meanings set forth in the Merger Agreement (as defined below).

WHEREAS, Executive, GTCR and certain other current or former executives of the Company or its subsidiaries are limited partners of the Company;

WHEREAS, the Company and Partners Healthcare Solutions, Inc., a Delaware corporation and a majority-owned subsidiary of the Company (“APS Inc.”), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), dated as of January 11, 2012, with Universal American Corp., a Delaware corporation (“Parent”), and APS Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent, pursuant to which Parent will acquire APS Inc. and the Company will receive certain Merger Consideration, as from time to time adjusted by certain purchase price adjustments, an Earnout Amount, if any, and indemnification obligations of the parties to the Merger Agreement;

WHEREAS, as of the date hereof and effective as of the Awards Closing (as defined below), the limited partnership agreement of the Company (the “Limited Partnership Agreement”) is being amended and restated to, among other things, provide for sole governance by the Company’s general partner;

WHEREAS, as of the date hereof, Executive has entered into that certain Common Unit Cancellation Agreement (the “Common Unit Cancellation Agreement”) with the Company in respect of the redemption and cancellation of all of the common units of the Company held by Executive for the consideration provided therein;

WHEREAS, as of the date hereof, certain other current executives of the Company or its subsidiaries have entered into an Executive Award Agreement with the Company of similar form to this Agreement (the “Executive Award Agreements”);

WHEREAS, Executive has entered into that certain Amended and Restated Senior Management Agreement, dated as of March 2, 2012, and effective as of the Closing Date, with APS Inc. and the other party thereto in respect of certain terms of employment (the “Amended and Restated Senior Management Agreement”);

WHEREAS, as of the date hereof and as a condition to the Company entering into this Agreement, Executive has entered into that certain Indemnification and Contribution Agreement (the “Indemnification and Contribution Agreement”) with the Company and GTCR pursuant to which Executive is agreeing to indemnify and contribute to the Company or GTCR his or her ratable share of any amounts the Company or (through the Limited Guaranty) GTCR pays to a Parent Indemnified Person under or in respect of Article 8 of the Merger Agreement (“Indemnification Obligations”); and

WHEREAS, the Company desires to award to Executive a certain dollar-denominated number of Stock Merger Consideration shares and a special participation right in a percentage of the

Earnout Amount, if any, that Executive would not otherwise be entitled to, and Executive desires to accept such dollar-denominated number of Stock Merger Consideration shares and the special participation right in a percentage of the Earnout Amount, if any, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Stock Merger Consideration.

(a) Award of Parent Shares.

(i) Subject to the terms and conditions set forth herein, and in consideration of Executive entering into and consummating the transactions contemplated by the Common Unit Cancellation Agreement, and Executive entering into and agreeing to perform the terms and conditions of the Indemnification and Contribution Agreement, the Company hereby awards Executive the right to receive from the Company the number of Parent Shares (the “Awarded Parent Shares”) equal to the quotient obtained by dividing $[            ] by the Fair Market Value of each Parent Share determined as of the Closing in accordance with the Merger Agreement (the “Stock Merger Consideration Award”), payable to Executive no later than three Business Days following the Closing.

(ii) Executive acknowledges and agrees that in no event shall Executive offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, sell short, or otherwise dispose of or transfer any Awarded Parent Shares direct or indirectly (a “transfer”) unless such Awarded Parent Shares have both become vested pursuant to Section 1(b) and Executive has received certificates registering such vested Awarded Parent Shares in Executive’s name; provided, that nothing in this Agreement will prohibit Executive from entering into hedging transactions that are settled solely in cash so long as such transactions do not violate the Securities Act of 1933, as amended (the “Securities Act”), or the rules and regulations promulgated thereunder or Parent’s policies with respect to transactions in its securities that are applicable to Executive. Notwithstanding the foregoing, (i) neither the Company nor its general partner nor GTCR nor any other fund affiliated with GTCR shall exercise independent voting control over the Awarded Parent Shares, whether vested or unvested, (ii) to the extent the Company is the holder of record of any Awarded Parent Shares at the time any such Awarded Parent Shares are eligible to be voted at a regular or special meeting of Parent’s stockholders, the Company shall vote such Awarded Parent Shares only as directed by Executive, and (iii) during any period in which the Company is the record owner of any Awarded Parent Shares to which an Executive remains entitled, the Company will work in good faith with Executive so that Executive shall enjoy all economic benefits of ownership of such Awarded Parent Shares, including by remitting to Executive any and all payments or rights (including, without limitation, rights to dividends, distributions, merger consideration, poison pill purchase rights, spin-off securities and similar rights) in respect of such Awarded Parent Shares as promptly as practicable after receipt thereof; provided that, notwithstanding clause (iii) or anything herein to the contrary, Executive and the Company will cooperate in good faith so that all economic benefits of ownership (including, without limitation, rights to dividends, distributions, merger consideration, poison pill purchase rights, spin-off securities and similar rights) in respect of any Unvested Parent Shares (whether the Company or Executive is the record owner) that still may vest shall be held by the Company together with such Unvested Parent Shares and either (I) when and to the extent such Unvested Parent Shares vest shall be remitted to Executive together with such Awarded Parent Shares or (II) when and to the extent such Unvested Parent Shares are forfeited in accordance with Section 1(b)(vi) shall be forfeited by Executive and transferred to the Company.

(iii) In connection with the transfer to Executive of the Awarded Parent Shares pursuant to this Agreement, pursuant to Section 3.02 of that certain Registration Rights Agreement (as amended, the “Registration Rights Agreement”), dated as of the Closing Date, by and among Parent and the Company, (A) the Company hereby assigns to Executive the Company’s rights and obligations under the Registration Rights Agreement with respect to the Awarded Parent Shares so transferred so long as such Awarded Parent Shares remain “Registrable Securities” thereunder, (B) upon the Parent’s receipt from Executive of a completed and executed Joinder substantially in the form of Exhibit A hereto, Executive will be deemed to also be a “Holder” under the Registration Rights Agreement with respect to such Awarded Parent Shares, and (C) Executive hereby accepts the assignment of and assumes such rights and obligations; provided that, notwithstanding anything herein to the contrary, the Company’s demand registration rights under clause (y) of the first paragraph of Section 2.01(a) of the Registration Rights Agreement shall not be assigned to Executive.

(iv) Executive acknowledges and agrees that any Awarded Parent Shares shall be treated as Schedule K-1 guaranteed payments by the Company in respect of services provided by Executive to the Company. Upon the Company’s reasonable request, Executive will cooperate with the Company to provide reasonable documentation establishing that any taxes arising with respect to such Schedule K-1 guaranteed payments were satisfied by the Executive.

(b) Vesting. The right to retain the Awarded Parent Shares shall be subject to vesting in the manner specified in this Section 1(b).

(i) Except as otherwise provided in this Section 1(b), the Awarded Parent Shares shall become vested in accordance with the following schedule (rounded down to the nearest whole Parent Share), if (and only if) as of each such date Executive is, and since the Closing continuously has been, employed by Parent or any of its subsidiaries:

Date	Cumulative Percentage of Awarded Parent Shares Vested
March 31, 2012	25%
June 30, 2012	50%
September 30, 2012	75%
December 31, 2012	100%

There shall be no vesting between any such dates (i.e., all vesting is “quarterly cliff”). All Awarded Parent Shares which have not become vested hereunder are collectively referred to as “Unvested Parent Shares.”

(ii) If Executive so elects, in Executive’s sole discretion, within 30 days after the Awards Closing (as defined below), Executive may make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit B attached hereto. Executive acknowledges that it is Executive’s sole responsibility to timely file any Section 83(b) election and that failure to file a Section 83(b) election within the applicable thirty (30) day period may result in the recognition of ordinary income when and as the Awarded Parent Shares becomes vested.

(iii) Upon and simultaneously with Executive’s execution and delivery of this Agreement, Executive shall execute in blank five security transfer powers in the form of Exhibit C attached hereto (the “Security Powers”) with respect to the Awarded Parent Shares and shall deliver such

Security Powers to the Company. Executive hereby authorizes the Company to complete and use the Security Powers to assign, transfer and deliver the Awarded Parent Shares that remain Unvested Parent Shares following Executive’s termination of employment with Parent and its subsidiaries to the Company. All certificates evidencing Unvested Parent Shares shall be held by the Company until they become vested or are forfeited. Upon any Unvested Parent Shares becoming vested, the Company promptly shall deliver the certificates evidencing such shares to Executive at the address set forth in Section 8(f).

(iv) Upon and simultaneously with Executive’s execution and delivery of this Agreement, Executive shall deliver to the Company a spousal consent in the form of Exhibit D attached hereto, unless Executive is not then married. If, at any time subsequent to the date hereof but prior to December 31, 2012, Executive becomes legally married (whether in the first instance or to a different spouse), Executive shall cause his or her spouse to execute and deliver to the Company a spousal consent in the form of Exhibit D hereto. Executive’s failure to deliver to the Company an executed spousal consent at any time when he or she otherwise would be required to deliver such consent shall constitute Executive’s continuing representation and warranty to the Company that Executive is not legally married as of such date.

(v) If Executive’s employment terminates after the Closing by Executive’s resignation with Good Reason or by Parent or any of its subsidiaries without Cause, then, in either case, all Awarded Parent Shares which have not yet become vested shall become vested. For the purposes of this Agreement, the capitalized terms “Cause” and “Good Reason” shall have the meanings given to them in the Amended and Restated Senior Management Agreement as in effect as of the Awards Closing (without giving effect to any subsequent amendments thereto).

(vi) In the event of a termination of Executive’s employment with Parent or any of its subsidiaries on or before December 31, 2012, other than Executive’s resignation for Good Reason or by Parent or any of its subsidiaries (as applicable) without Cause, all Unvested Parent Shares (whether held by Executive or one or more of Executive’s transferees) automatically will be deemed forfeited and transferred without any payment therefor to the Company (and Executive and Executive’s transferees shall return the certificates, if any are within their possession to the Company). The Company shall (and is hereby authorized to) use the Security Powers to assign, transfer and deliver the Unvested Parent Shares to the Company following Executive’s termination of employment with Parent or any of its subsidiaries (as applicable).

(vii) Upon request from the Company, Executive promptly shall certify and provide reasonable supporting documentation to the Company regarding his or her current employment status with Parent and its subsidiaries and, if there has been a termination, the basis thereof. The Company shall not be in breach for failing to deliver certificates evidencing any Awarded Parent Shares that have vested during any period during which Executive has failed to provide any such requested certification and reasonable supporting documentation.

(viii) In order to secure the obligations of Executive in respect of any transfer of Awarded Parent Shares in accordance with this Agreement, Executive hereby constitutes and appoints the Company (or the Company’s general partner or any designee of the Company’s general partner), with full power of substitution, as Executive’s true and lawful agent and attorney-in-fact, with full power and authority in Executive’s name, place and stead, to execute, swear to, acknowledge, deliver, file and record all instruments and other documents and do such other acts which the Company (or the Company’s general partner) deems appropriate or necessary to effect or evidence any forfeiture and transfer to the Company of any Awarded Parent Shares pursuant to this Agreement, and such power of attorney may be exercised at any time and from time to time. The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive Executive’s death, disability, incapacity, dissolution, bankruptcy, insolvency or termination and the transfer of all or any portion of the Awarded Parent Shares and shall extend to such holder’s heirs, successors, assigns and personal representatives.

Section 2. Earnout Amount.

(a) Award of Percentage of Earnout Amount.

(i) At the Awards Closing, subject to the terms and conditions set forth herein, and in consideration of Executive entering into and consummating the transactions contemplated by the Common Unit Cancellation Agreement and Executive entering into and agreeing to perform the terms and conditions of the Indemnification and Contribution Agreement, the Company hereby awards Executive the right to receive from the Company an amount in cash equal to the product of (a) [__]% and (b) the Earnout Amount, if any, payable by Parent to the Company pursuant to Section 2.13 of the Merger Agreement (the “Earnout Award” and together with the Stock Merger Consideration Award, the “Awards”). The Earnout Award shall be calculated prior to reduction of the Earnout Amount in respect of any Earnout Awards under any Executive Award Agreements.

(ii) Executive hereby acknowledges and agrees that his or her Earnout Award is subject to the set off rights under the Indemnification and Contribution Agreement.

(b) Employment Condition. The Earnout Award is conditioned on Executive remaining continuously employed with Parent or any of its subsidiaries from the date hereof through January 1, 2014. In the event that Executive ceases to be employed by Parent and its subsidiaries before January 1, 2014, Executive automatically will forfeit all right to receive the Earnout Award to the extent not paid to the Company on or prior to the date of such termination. Upon request from the Company, Executive promptly shall certify and provide reasonable supporting documentation to the Company regarding his or her current employment status with Parent and its subsidiaries. The Company shall not be in breach for failing to pay any Earnout Award during any period during which Executive has failed to provide any such requested certification and reasonable supporting documentation.

(c) Payment.

(i) Any payment of any Earnout Award shall be made promptly (but in no event later than ten Business Days) following the receipt by the Company of the Earnout Amount, if any, from Parent pursuant to Section 2.13 of the Merger Agreement, through a check made payable to Holder and sent by the Company or by wire transfer of immediately funds to an account designated by Holder, in an amount equal to Earnout Award. Notwithstanding the foregoing, the Earnout Award will be payable no later than March 15, 2015, to the extent any portion of the Earnout Amount is due to the Company but not yet received (in an amount reasonably estimated by the Company, in the event the Earnout Amount is disputed).

(ii) The payment of the Earnout Award is intended to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The Company may consult with Executive regarding, and the parties may agree to make, any changes to this Agreement they determine are necessary to comply with the provisions of Code Section 409A and any final, proposed, or temporary regulations or any other authoritative guidance issued thereunder. In no event shall the Company be liable for any additional tax, interest or penalty that may be imposed on Executive by Code Section 409A or damages for failing to comply with Code Section 409A; provided that the parties make no statement with respect to circumstances in which the Company is in breach of its payment obligations.

(iii) Executive acknowledges and agrees that the payment of any Earnout Award shall be treated as Schedule K-1 guaranteed payments by the Company in respect of services provided by

Executive to the Company. Upon the Company’s reasonable request, Executive will cooperate with the Company to provide reasonable documentation establishing that any taxes arising with respect to such Schedule K-1 guaranteed payments were satisfied by the Executive.

Section 3. Closing.

(a) Subject to satisfaction of the conditions specified in Section 3(b), the consummation of the Awards (the “Awards Closing”) shall take place automatically in connection with and simultaneously with the Closing under the Merger Agreement, and each of the Stock Merger Consideration Award and the Earnout Award is contingent and conditioned upon the consummation of the Closing. In the event that the Merger Agreement is terminated in accordance with the terms thereof prior to the Closing thereunder, neither of the Awards will be provided to Executive and this Agreement shall terminate and be void ab initio.

(b) The Awards Closing and Executive’s right to receive the Awards are conditioned on Executive remaining continuously employed with the Company or one of its subsidiaries from the date hereof through the Closing. In the event that Executive ceases to be employed by the Company and its subsidiaries before the Closing, Executive automatically will forfeit all right to receive the Awards and this Agreement shall terminate and be void ab initio. In addition, the Awards Closing and Executive’s right to receive the Awards are conditioned upon approval thereof by the stockholders of APS Inc. (through a special meeting or written consent) that meets the requirements of Section 280G(b)(5)(A)(ii) of the Code.

Section 4. Representations. Executive represents and warrants to the Company as of the date hereof and as of the Awards Closing:

(a) Legal Capacity. Executive has full legal capacity to enter into and perform his or her obligations set forth in this Agreement. This Agreement constitutes the valid and legally binding obligation of Executive, enforceable against Executive in accordance with its terms.

(b) Conflicts. The execution, delivery and performance of this Agreement by Executive does not conflict with or result in a breach of any agreement, instrument, order, judgment, decree, law or governmental regulation to which Executive is subject.

(c) Investment Representations. Executive represents to the Company that (i) he or she will acquire any Awarded Parent Shares paid hereunder for his or her account for the purpose of investment and not with a view to the distribution or resale thereof, (ii) he or she has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of acquiring such Awarded Parent Shares, (iii) Executive is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities Act and (iv) Executive is able to bear the economic risk of Executive’s investment in the Awarded Parent Shares for an indefinite period of time. Executive understands that the Awarded Parent Shares have not been registered under the Securities Act, or under any state securities law or blue sky law of any jurisdiction (“Blue Sky Law”) and, therefore, none of the Awarded Parent Shares can be sold, assigned, transferred, pledged or otherwise disposed of without registration under the Securities Act and under applicable Blue Sky Law or unless an exemption from registration thereunder is available. Executive shall not sell, assign, transfer, pledge or otherwise dispose of any Awarded Parent Shares (or any interest therein) without registration under the Securities Act and under applicable Blue Sky Law or unless an exemption from registration thereunder is available. Executive understands that any certificate evidencing the Awarded Parent Shares will bear a legend to the effect of the foregoing.

(d) Survival of Representations and Warranties; Indemnification. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby, regardless of any investigation made by the Company or on its behalf. Each party hereby agrees to indemnify the other party and hold the other party harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, encumbrances, costs and expenses (including costs of suit and attorneys’ fees and expenses) incurred by the other party resulting from any breach of any representation, warranty, covenant or agreement made by the first party herein or in any instrument, agreement or document delivered to the other party pursuant hereto.

Section 5. Release of Claims. To the fullest extent permitted by any applicable law, effective as of the Awards Closing, Executive, on behalf of himself or herself and his or her heirs, executors, administrators, Affiliates (excluding, for the avoidance of doubt, the Company or any of its Subsidiaries), successors and assigns (collectively, the “Releasing Parties”), hereby knowingly, voluntarily, unconditionally and irrevocably waives, fully and finally releases, acquits and forever discharges (the “Release”) the Company, its Subsidiaries (past and present), GTCR Fund IX/A, L.P., a Delaware limited partnership, GTCR Fund IX/B, L.P., a Delaware limited partnership and GTCR Co-Invest III, L.P., a Delaware limited partnership, each a limited partner of the Company, Partners Healthcare Solutions Holdings GP, LLC, a Delaware limited liability company and the Company’s general partner, GTCR Partners IX, L.P., a Delaware limited partnership, and GTCR Golder Rauner II, L.L.C., a Delaware limited liability company (collectively, the “GTCR Entities”) and their respective Affiliates, and each of their respective predecessors, successors and assigns, and all of their respective Subsidiaries, current or former directors, officers, employees, shareholders, partners, members, agents or representatives of any of the foregoing (collectively, the “Released Parties”) from any and all actions, causes of action, suits, debts, accounts, covenants, contracts, controversies, obligations, claims, counterclaims, debts, demands, damages, costs, expenses, compensation or liabilities of every kind and any nature whatsoever, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, direct or derivative on behalf of any of the Released Parties (“Claims”), which such Releasing Parties, or any of them, had, has or may have had against any of the Released Parties, including, without limitation, with respect to (a) the consummation of the transactions contemplated hereunder, (b) Executive’s ownership of any equity of the Company or any of its past or present Subsidiaries and (c) the consummation of the Merger and the transactions contemplated the Merger Agreement, but in each case expressly excluding (i) any rights of any Releasing Party pursuant to the terms of the Merger Agreement or any of the other agreements, instruments or documents entered into in connection therewith or pursuant to this Agreement, the Common Unit Cancellation Agreement and any other agreement entered into in connection herewith or therewith, (ii) any rights of any Releasing Party who is or was a director, manager, officer, employee or agent of any past or present Subsidiary of the Company to be indemnified by such Subsidiary as a result of serving as a director, manager, officer, employee or agent of such Subsidiary prior to the Effective Time, including but not limited to any rights available to such Releasing Party for indemnification, reimbursement or advancement of expenses or insurance recoveries under such Subsidiary’s certificate of incorporation, by-laws or comparable governing documents, any agreement between such Releasing Party and such Subsidiary or any directors’ and officers’ insurance policy and (iii) in the case of any Releasing Parties who are employees of any Subsidiary of the Company, for their respective compensation and benefits earned and any rights under any employment agreements with any such Subsidiaries (such released Claims, subject to such exclusions, the “Released Claims”). The Release shall be effective as a full, final and irrevocable accord and satisfaction and release of all of such Released Claims.

Executive agrees that the Executive has read Section 1542 of the Civil Code of the State of California which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Executive understands that Section 1542 gives Executive the right not to release existing claims of which Executive was not aware, unless Executive chooses to waive this right. Having been so apprised, Executive hereby voluntarily elects to and does waive the rights described in Section 1542 (including under any comparable laws of any other jurisdiction). Executive represents that Executive is not aware of any such claim against the Company or and of its Affiliates, other than claims released hereby and any reserved rights expressly set forth in the proviso above.

Executive acknowledges that the consideration payable to the undersigned pursuant to this Agreement provides good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in the Release.

Effective as of the Awards Closing, Executive hereby irrevocably and unconditionally covenants to refrain from, directly or indirectly, asserting any Released Claim or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based upon any Released Claim or to seek to recover any amounts in connection therewith or thereunder from and after the Awards Closing. Any Released Party may plead this Release as a complete bar to any Released Claims brought in derogation of this covenant not to sue.

Section 6. Proprietary Information.

(a) Obligation to Maintain Confidentiality. Executive acknowledges that the continued success of the GTCR Entities, the Company, and their respective Affiliates (as defined below) depends upon the use and protection of Proprietary Information (as defined below). Executive further acknowledges that the Proprietary Information obtained by Executive during the course of Executive’s ownership of equity of the Company (including, for all purposes herein, prior to the date hereof) and employment with any of the Company’s past and present Subsidiaries (including any of their predecessors prior to being acquired by the Company) concerning the business or affairs of the GTCR Entities, the Company or their respective Affiliates is the property of the GTCR Entities, the Company or their Affiliates, including information concerning acquisition opportunities in or reasonably related to the GTCR Entities, the Company’s or such Affiliate’s business or industry. Therefore, Executive agrees that Executive will not disclose to any unauthorized person or use for Executive’s own account any Proprietary Information of any of the GTCR Entities, the Company or their Affiliates, whether or not such information is developed by Executive, without GTCR’s, the Company’s or their Affiliates’, as applicable, written consent, unless and to the extent that the Proprietary Information (i) becomes generally known to the public other than as a result of Executive’s acts or omissions to act in breach of this Section 6 or any other confidentiality obligation applicable to Executive or (ii) is required to be disclosed pursuant to any applicable law, court order, administrative order or similar legal obligation. Executive shall take reasonable and appropriate steps to safeguard Proprietary Information and to protect it against disclosure, misuse, espionage, loss and theft. “Proprietary Information” means all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to or results from the business, historical or projected financial results, products, services or research or development of the GTCR Entities, the Company, their Affiliates or their respective suppliers, distributors, customers, independent contractors, third-party payers, providers or other business relations. Proprietary Information may include, but is not limited to, the following (in each case, with respect to the GTCR Entities, the Company and/or their Affiliates): (i) internal business information (including historical and projected financial information and budgets and information relating to strategic and staffing plans and practices, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures, risk management practices, negotiation strategies and practices and accounting and business methods); (ii) individual requirements of, specific contractual arrangements with, and information about the GTCR Entities, the Company’s or their Affiliates’ employees (including personnel files and other information), suppliers, distributors, customers, independent contractors, third-party payers, providers or other business relations and their confidential information; (iii) trade secrets, technology, know-how, compilations of data and analyses, techniques, systems, formulae, research, records, reports, manuals, flow charts, documentation, models, data and data bases relating thereto; (iv) computer software, including operating systems, applications and program listings; (v) inventions, innovations, ideas, devices, improvements, developments, methods, processes, designs, analyses, drawings, photographs, reports and all similar or related information (whether or not patentable and whether or not reduced to practice); (vi) copyrightable works; (vii) intellectual property of every kind and description; and (viii) all similar and related information in whatever form.

(b) Third Party Information. Executive understands that the GTCR Entities, the Company and their Affiliates have received and will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the GTCR Entities’, the Company’s and their Affiliates’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. Without in any way limiting the provisions of Section 6(a), Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel and consultants of the GTCR Entities, the Company and their Affiliates who need to know such information in connection with their work for the GTCR Entities, the Company or their Affiliates or use, except in connection with Executive’s work for the Company or its respective Affiliates, Third Party Information unless expressly authorized by the Company in writing.

(c) Affiliates. For purposes of this Section 6, the term “Affiliate” means, with respect to any entity, any other entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the entity in question, but shall exclude any direct or indirect subsidiary of the Company that is acquired by Parent in the Merger. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

Section 7. Dissolution; Several Liability. Upon the dissolution, liquidation or winding up of the affairs of the Company prior to the Company’s satisfaction of all its obligations hereunder, Fund IX/A, Fund IX/B and Co-Invest III hereby acknowledge and agree to assume, and be liable for, all obligations of the Company yet to be performed hereunder, on a pro rata basis based upon such entities’ ownership interests in the Company immediately prior to such dissolution, liquidation or winding up.

Section 8. Miscellaneous.

(a) Amendments and Waivers. No modification, amendment or waiver of any provision hereof shall be effective against the parties hereto unless such modification, amendment or waiver is approved in writing by the Company and Executive. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement and any agreement referred to herein in accordance with their terms.

(b) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any party without the prior consent of the Company. This Agreement and the rights and obligations hereunder may be assigned in whole or in part to any limited partners of the Company in connection with any distribution of assets of the Company or upon dissolution thereof.

(c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

(d) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(e) MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER.

(f) Notices. Except as may be otherwise provided herein, all notices, requests, demands, consents and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when personally delivered, (ii) when received at the applicable facsimile number set forth below when sent by facsimile, (iii) one day after deposit with Federal Express or similar overnight courier service or (iv) three days after being mailed by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below (or, in each case, to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party):

Notices to the Company:

c/o GTCR Golder Rauner II, L.L.C.

300 North LaSalle Street

Suite 5600

Chicago, IL 60654

Telecopy: (312) 382-2201

Attention: David S. Katz

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, IL 60654

Telecopy: (312) 862-2200

Attention: Margaret A. Gibson, P.C.

                  Brian C. Van Klompenberg, P.C.

If to Executive:

[                        ]

[                         ]

[                         ]

Telecopy: [                    ]

(g) Counterparts; Facsimile and PDF Transmission. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. Delivery of executed signature pages hereof by facsimile transmission, telecopy or electronic transmission in portable document format (pdf) shall constitute effective and binding execution and delivery of this Agreement.

(h) Further Assurances. In case at any time after the Awards Closing any further action is necessary or desirable to carry out the purposes of this Agreement or to consummate the transactions contemplated hereby, Executive and the Company will take such further action (including the execution and delivery of such further instruments and documents consistent herewith) as may be reasonably necessary to effectuate the provisions hereof.

(i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have caused this Executive Award Agreement to be executed as of the date first written above.

PARTNERS HEALTHCARE SOLUTIONS HOLDINGS, L.P.

By:
Name:
Its:

[Executive]

GTCR FUND IX/A, L.P.

By:	GTCR Partners IX, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

GTCR FUND IX/B, L.P.

By:	GTCR Partners IX, L.P.
Its:	General Partner

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

GTCR CO-INVEST III, L.P.

By:	GTCR Golder Rauner II, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal